Ohio National Fund, Inc.	March 6, 2015

Equity Portfolio

Supplement to Summary Prospectus Dated May 1, 2014

Under the section “Management,” the following information regarding Jean Yu is added:

Jean Yu, CFA, has been co-portfolio manager for the Portfolio since January 2015. Ms. Yu is a Director and Senior Research Analyst for ClearBridge.